Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Jun. 30, 2014 Redeemable convertible preferred stock	Jun. 30, 2013 Redeemable convertible preferred stock	Jun. 30, 2014 Series A redeemable convertible preferred stock	Jun. 30, 2013 Series A redeemable convertible preferred stock	Jun. 30, 2014 Series B redeemable convertible preferred stock	Jun. 30, 2013 Series B redeemable convertible preferred stock
Preferred Stock, par value (in dollars per share)	$ 0.001	$ 0.001
Preferred Stock, shares authorized	0	18,000
Preferred Stock, cumulative dividend (as a percent)			6.00%	6.00%	8.00%	8.00%
Preferred Stock, shares issued			0	9,500	0	8,400
Preferred Stock, shares outstanding			0	9,500	0	8,400